UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  February 4, 2005
(Date of Earliest Event Reported)

MAXIM INTEGRATED PRODUCTS, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	0-16538	94-2896096
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 SAN GABRIEL DRIVE SUNNYVALE, CALIFORNIA	94086
(Address of Principal Executive Offices)	(Zip Code)

(408) 737-7600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant

Effective February 4, 2005, the Audit Committee of Maxim Integrated Products, Inc.’s (the “Company”) Board of Directors unanimously approved the dismissal of Ernst & Young LLP as the Company’s independent registered public accounting firm.  Effective February 4, 2005, the Audit Committee of the Company’s Board of Directors also unanimously approved the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm.

Ernst & Young LLP had been the Company’s independent registered public accounting firm since 1989.  The Audit Committee believes it to be good corporate governance to change auditors after a substantial length of time with the same firm.  The Audit Committee and the Company thank Ernst & Young LLP for its service over the past 16 years to the Company.  The Audit Committee and the Company believe Ernst & Young LLP consistently provided quality services to the Company.  The Company expects to similarly receive long-term quality service from Deloitte & Touche LLP.

Ernst & Young LLP’s reports on the financial statements of the Company for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s financial statements for each of the two fiscal years ended June 28, 2003 and June 26, 2004, respectively, and the subsequent interim period through February 4, 2005, which was the date of dismissal of Ernst & Young LLP, there were no disagreements between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the matter in its report.  During the Company’s two most recent fiscal years and the subsequent interim period though February 4, 2005, neither the Company nor anyone on its behalf consulted with Deloitte & Touche LLP regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement or a reportable event, as those terms are defined in Item 304(a)(1)(iv) and (v) of Regulation S-K.

The Company has requested Ernst & Young LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements.  A copy of that letter dated February 8, 2005 is filed as Exhibit 16.1 to this Form 8K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The following is filed as an Exhibit to this Report.

Exhibit No.	Description of Exhibit

16.1	Letter of Ernst & Young LLP dated February 8, 2005, to the Securities and Exchange Commission.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXIM INTEGRATED PRODUCTS, INC.

By:	/s/ CARL W. JASPER

Carl W. Jasper
Vice President and Chief Financial Officer

Date:  February 9, 2005

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